Exhibit 1

JOINT FILING AGREEMENT

This Joint Filing Agreement is by and among Michael J. Rothberg, Michael J Rothberg Cust Justin Rothberg UTMA FL, the Michael J. Rothberg Family Trust, the Molinari Family Children’s Trust u/a/d October 25, 2010, the Averill L. Meadow Trust u/a/d November 17, 2016, the CRM 2020 GST Trust u/a/d September 15, 2020, the Daniel B Rothberg 2020 Irrevocable Directed Trust u/a/d December 11, 2020, the Gijami Trust u/a/d September 1, 1988, as amended, the HAS 2012 GST Trust u/a/d December 21, 2012, the Herschel E. Meadow Trust u/a/d November 17, 2016, the Jason B Rothberg 2020 Irrevocable Directed Trust u/a/d December 11, 2020, and the Simone A. Meadow Trust u/a/d November 17, 2016 (collectively, the “Filers”).

Each of the Filers may be required to file with the United States Securities and Exchange Commission a statement on Schedule 13D with respect to shares of Class A common stock of Butterfly Network, Inc. beneficially owned by them from time to time.

Pursuant to and in accordance with Rule 13(d)(1)(k) promulgated under the Securities Exchange Act of 1934, as amended, the Filers hereby agree to file a single statement on Schedule 13D (and any amendments thereto) on behalf of each of the Filers, and hereby further agree to file this Joint Filing Agreement as an exhibit to such statement, as required by such rule.

This Joint Filing Agreement may be terminated by any of the Filers upon seven days prior written notice or such lesser period of notice as the Filers may mutually agree.

Executed and delivered as of the date first above written.

Dated: March 26, 2021	/s/ Michael J. Rothberg
Michael J. Rothberg

Michael J Rothberg Cust Justin Rothberg UTMA FL
	By:	/s/ Michael J. Rothberg
Name: Michael J. Rothberg
Title: Custodian

Michael J. Rothberg Family Trust
	By:	/s/ Michael J. Rothberg
Name: Michael J. Rothberg
Title: Trustee

Molinari Family Children’s Trust u/a/d October 25, 2010
	By:	/s/ Michael J. Rothberg
Name: Michael J. Rothberg
Title: Trustee

Averill L. Meadow Trust u/a/d November 17, 2016
	By:	/s/ Michael J. Rothberg
Name: Michael J. Rothberg
Title: Trustee

CRM 2020 GST Trust u/a/d September 15, 2020
By:	/s/ Michael J. Rothberg
Name: Michael J. Rothberg
Title: Trustee

Daniel B Rothberg 2020 Irrevocable Directed Trust u/a/d December 11, 2020
By:	/s/ Michael J. Rothberg
Name: Michael J. Rothberg
Title: Trustee

Gijami Trust u/a/d September 1, 1988, as amended
By:	/s/ Michael J. Rothberg
Name: Michael J. Rothberg
Title: Trustee

HAS 2012 GST Trust u/a/d December 21, 2012
By:	/s/ Michael J. Rothberg
Name: Michael J. Rothberg
Title: Trustee

Herschel E. Meadow Trust u/a/d November 17, 2016
By:	/s/ Michael J. Rothberg
Name: Michael J. Rothberg
Title: Trustee

Jason B Rothberg 2020 Irrevocable Directed Trust u/a/d December 11, 2020
By:	/s/ Michael J. Rothberg
Name: Michael J. Rothberg
Title: Trustee

Simone A. Meadow Trust u/a/d November 17, 2016
By:	/s/ Michael J. Rothberg
Name: Michael J. Rothberg
Title: Trustee